Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is dated effective as of the 15th day of February, 2013, by and between HANGOVER JOE’S HOLDING CORP., a Colorado corporation (the “Issuing Borrower”) and HANGOVER JOE’S, INC., a Colorado corporation (each of the foregoing, including the Issuing Borrower, hereinafter sometimes individually referred to as a “Borrower” and all such entities sometimes hereinafter collectively referred to as “Borrowers”), and TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership (the “Lender”).

RECITALS

WHEREAS, the Borrower and the Lender executed that certain Credit Agreement dated as of as of December 31, 2012, but made effective as of January 10, 2013 (the “Credit Agreement”); and

WHEREAS, pursuant to the Credit Agreement, the Borrowers executed and delivered to Lender that certain Revolving Note dated as of as of December 31, 2012, but made effective as of January 10, 2013, evidencing a Revolving Loan under the Credit Agreement in the amount of Four Hundred Twenty- Five Thousand Dollars ($425,000) (the “Revolving Note”); and

WHEREAS, in connection with the Credit Agreement and the Revolving Note, the Borrowers executed and delivered to the Lender various ancillary documents referred to in the Credit Agreement as the Loan Documents; and

WHEREAS, the Borrowers’ obligations under the Credit Agreement and the Revolving Note are secured by the following, all of which are included within the Loan Documents: (i) a Security Agreement dated as of as of December 31, 2012, but made effective as of January 10, 2013, from the Borrowers in favor of the Lender (the “Security Agreement”), pursuant to which the Lender has a continuing, perfected, first-priority security interest encumbering all of the “Collateral” (as defined in the Credit Agreement and the Security Agreement) of the Borrowers; and (ii) UCC-1 Financing Statement for the Borrowers, as debtors, and Lender, as secured party, filed with the Colorado Secretary of State (the “UCC-1”); and

WHEREAS, the Borrowers and the Lender desire to amend the Credit Agreement as more specifically set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1.          Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

2.          Capitalized Terms.  All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Credit Agreement, except as otherwise specifically set forth herein.  In addition, the other definitional and interpretation provisions of Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall be deemed to apply to all terms and provisions of this Amendment, unless the express context otherwise requires.

The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

3.          Conflicts.   In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement, the terms and provisions of this Amendment shall control, but only to the extent of any such conflict or ambiguity.

4.          Renewal of Credit Agreement.  Section 2.3 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Renewal of Revolving Loans; Non-Renewal of Revolving Loans; Fees.  On the Revolving Loan Maturity Date, so long as no Event of Default exists, and so long as no event has occurred that, with the passage of time, the giving of notice, or both, would constitute an Event of Default, Borrower shall have the right to request a renewal of the Revolving Loan Commitment and extension of the Revolving Loan Maturity Date for one (1) additional six (6) month period.  To make such request, Borrower shall give written notice to Lender of Borrower’s request to renew the Revolving Loan Commitment and extend the Revolving Loan Maturity Date for an additional six (6) month period on or before the Revolving Loan Maturity Date, and provided that no Event of Default exists, and that no event has occurred that, with the passage of time, the giving of notice, or both, would constitute an Event of Default, Lender shall agree to Borrower’s request for a renewal of the Revolving Loan Commitment and extension of the Revolving Loan Maturity Date, subject to execution by Borrower of any documents or instruments reasonably requested by Lender to evidence such extension, and subject to Borrowers’ payment to Lender, immediately upon demand from Lender and as a condition to the renewal and extension, of a renewal fee equal to two percent (2%) of the then outstanding Revolving Loan Commitment.”

5.         Representations and Warranties.   The Borrowers hereby confirm and affirm that all representations and warranties made by the Borrowers under the Credit Agreement and all other Loan Documents (specifically including under  Section  7  of  the  Credit  Agreement) are  true,  correct  and complete as of the date of the Credit Agreement, and hereby confirm and affirm that all such representations and warranties remain true, correct and complete as of the date of this Amendment, and by this reference, the Borrowers do hereby re-make each and every one of such representations and warranties herein as of the date of this Amendment, as if each and every one of such representations and warranties was set forth and re-made in its entirety in this Amendment by each of the Borrowers, as same may be qualified by revised disclosure schedules attached to this Amendment, if any (if no revised disclosures are attached to this Amendment, then no such revised disclosure schedules shall be deemed to exist or to qualify any of the representations and warranties hereby re-made).

6.          Affirmation. The Borrowers hereby affirm all of their Obligations to the Lender under all of the Loan Documents and agree and affirm as follows: (i) that as of the date hereof, the Borrowers have performed, satisfied and complied in all material respects with all the covenants, agreements and conditions under each of the Loan Documents to be performed, satisfied or complied with by the Borrowers; (ii) that the Borrowers shall continue to perform each and every covenant, agreement and condition set forth in each of the Loan Documents and this Amendment, and continue to be bound by each and all of the terms and provisions thereof and hereof; (iii) that as of the date hereof, no default or Event of Default has occurred or is continuing under the Credit Agreement or any other Loan Documents, and no event has occurred that, with the passage of time, the giving of notice, or both, would constitute a default or an Event of Default under the Credit Agreement or any other Loan Documents; and (iv) that as of the date hereof, no event, fact, or other set of circumstances has occurred which could reasonably be expected to have a Material Adverse Effect.

7.          Ratification.   The Borrowers hereby acknowledge, represent, warrant and confirm to Lender that: (i) each of the Loan Documents executed by the Borrowers are valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms; (ii) all Obligations of the Borrowers under the Credit Agreement, all other Loan Documents and this Amendment, shall be and continue to be and remain secured by and under the Loan Documents, including the Security Agreement and the UCC-1; (iii) there are no defenses, setoffs, counterclaims, cross-actions or equities in favor of the Borrowers, to or against the enforcement of any of the Loan Documents; and (iv) no oral representations, statements, or inducements have been made by Lender, or any agent or representative of Lender, with respect to the Credit Agreement, this Amendment or any other Loan Documents.

The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

8.          Additional Confirmations.   The Borrowers hereby represent, warrant and covenant as follows: (i) that the Lender’s Liens and security interests in all of the “Collateral” (as such term is defined in the Credit Agreement and the Security Agreement) are and remain valid, perfected, first-priority security interests in such Collateral, subject only to Permitted Liens, and the Borrowers have not granted any other Liens or security interests of any nature or kind in favor of any other Person affecting any of such Collateral.

9.          Lender’s  Conduct.     As  of  the  date  of  this  Amendment,  the  Borrowers  hereby acknowledge and admit that: (i) the Lender has acted in good faith and has fulfilled and fully performed all of its obligations under or in connection with the Credit Agreement or any other Loan Documents; and (ii) that there are no other promises, obligations, understandings or agreements with respect to the Credit Agreement or the Loan Documents, except as expressly set forth herein, or in the Credit Agreement and other Loan Documents.

10.        Redefined Terms.  The term “Loan Documents,” as defined in the Credit Agreement and as used in this Amendment, shall be deemed to refer to and include this Amendment and all other documents or instruments executed in connection with this Amendment. The term “SEC Documents,” as defined in  the Credit Agreement, shall be deemed to  refer to  and include all filings made by  the Borrowers with the SEC between the Effective Date and the date of this Amendment.

11.       Representations and Warranties of the Borrowers.   The Borrowers hereby make the following representations and warranties to the Lender:

(a)        Authority and  Approval of  Agreement; Binding Effect.    The  execution and delivery by the Borrowers of this Amendment, and all other documents executed and delivered in connection herewith, and the performance by Borrowers of all of their Obligations hereunder, have been duly and validly authorized and approved by the Borrowers and their respective board of directors pursuant to all applicable Laws and no other corporate action or Consent on the part of the Borrowers, their board of directors, stockholders or any other Person is necessary or required by the Borrowers to execute this Amendment and the documents executed and delivered in connection herewith, to consummate  the  transactions  contemplated  herein,  or  perform  all  of  the  Borrowers’  Obligations hereunder.  This Amendment and each of the documents executed and delivered in connection herewith have been duly and validly executed by the Borrowers (and the officer executing this Amendment and all such other documents for each Borrower is duly authorized to act and execute same on behalf of each Borrower) and constitute the valid and legally binding agreements of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

12.        Indemnification.  Each Borrower hereby indemnifies and holds the Lender Indemnitees, and  each  of  them,  harmless  from  and  against  any  and  all  liabilities, obligations, losses,  damages, penalties, actions, judgments, suits, claims, costs, expenses and distributions of any kind or nature, payable by any of the Lender Indemnitees to any Person, including reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, costs of investigation and interest thereon from the time such amounts are due at the highest non-usurious rate of interest permitted by applicable law (collectively, the “Claims”), through all negotiations, mediations, arbitrations, trial and appellate levels, as a result of, or arising out of, or relating to any matters relating to this Amendment.

The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

13.        Release.  As a material inducement for Lender to enter into this Amendment, each of the Borrowers does hereby release, waive, discharge, covenant not to sue, acquit, satisfy and forever discharges each of the Lender Indemnitees and their respective successors and assigns, from any and all Claims whatsoever in law or in equity which the Borrowers ever had, now have, or which any successor or assign of the Borrowers hereafter can, shall or may have against any of the Lender Indemnitees, for, upon or by reason of any matter, cause or thing whatsoever related to the Credit Agreement, this Amendment or any other Loan Documents, through the date hereof.  The Borrowers further expressly agree that the foregoing release and waiver agreement is intended to be as broad and inclusive as permitted by the laws governing the Credit Agreement. In addition to, and without limiting the generality of foregoing, the Borrowers further covenant with and warrant unto the Lender and each of the other Lender Indemnitees, that as of the date hereof, there exists no claims, counterclaims, defenses, objections, offsets  or  other  Claims  against  Lender  or  any  other  Lender  Indemnitees, or  the  obligation of  the Borrowers to comply with the terms and provisions of the Credit Agreement, this Amendment and all other Loan Documents.

14.       Effect on Agreement and Loan Documents.   Except as expressly amended by this Amendment, all of the terms and provisions of the Credit Agreement and the Loan Documents shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

15.        Waiver.  This Amendment shall not be deemed or construed in any manner as a waiver by  the  Lender  of  any  Claims,  defaults,  Events  of  Default,  breaches  or  misrepresentations by  the Borrowers under the Credit Agreement, any other Loan Documents, or any of Lender’s rights or remedies in connection therewith.

16.        Execution.  This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

17.        Fees and Expenses.

(a)           Document Review and Legal Fees; Due Diligence.  The Borrowers hereby agree to pay to the Lender or its counsel a legal fee equal to One Thousand Seven Hundred Fifty and No/100 Dollars ($1,750.00) for the preparation, negotiation and execution of this Amendment and all other documents in connection herewith.  Borrowers agree and acknowledge that Lender may pay this fee to its counsel directly, and in that event, Lender shall and is hereby authorized to deduct such fee from the Receipts collected into the Lock Box Account in accordance with Section 2.1(e)(1) of the Credit Agreement.

[Signatures on the following page]

The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

BORROWERS: HANGOVER JOE’S HOLDING CORP., a Colorado corporation			HANGOVER JOE’S, INC., a Colorado corporation
By:	/s/ Michael Jaynes	By:	/s/ Michael Jaynes
Name:	Michael Jaynes	Name:	Michael Jaynes
Title:	President	Title:	President

LENDER: TCA GLOBAL CREDIT MASTER FUND, LP
By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner
By:	/s/ Robert Press
Robert Press, Director

The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

REVISED DISCLOSURE SCHEDULES

The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.